China Public Security Technology, Inc.

(OTCBB: CPBY)

CORPORATE PRESENTATION

April 2008

Safe Harbor Statement

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This presentation contains certain statements that may include "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included herein are "forward-looking statements" including statements regarding China Public Security Technology, Inc. and its subsidiary companies' business strategy, plans and objectives and statements of non-historical information. These forward looking statements are often identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions, involve known and unknown risks and uncertainties. Although China Public Security Technology, Inc. believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. China Public Security Technology, Inc.'s actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in China Public Security Technology, Inc.'s periodic reports that are filed with and available from the Securities and Exchange Commission. All forward-looking statements attributable to China Public Security Technology, Inc. or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, China Public Security Technology, Inc. does not assume a duty to update these forward-looking statements.

Equity Snapshot

OTCBB Listed:	CPBY
Price (03/26/2008)	$4.70
Market Cap	$ 214.5 Million
Shares Outstanding (as of 03/26/08 - Basic):	45.64 Million
Shares Outstanding (as of 03/26/08 - Diluted):	48.01 Million
Projected Revenues 2008:	$ 85.0 Million
Projected Pro-Forma Net Income 2008*:	$ 27.0 Million
Projected Earnings Per Share 2008*:	$ 0.56

** Source: Management estimate based on pro-forma calculation. Excludes non-cash compensation expense and amortization of intangible assets associated to the recent acquisition of ISDT, BOCOM Technology and the planned closing of Geo.

Company Overview

- **Our Mission**

  To be the leading provider of integrated software and advanced IT solutions to China's Security Information sector

- **Headquarters: Shenzhen, China**

  (1) VIE and subsidiaries located in Shenzhen and Wuhan

  (2) Offices in Guangzhou and Beijing

  (3) High profile clients all over China

- **Main Business:**

  (1) Public Security Information Technology

  (2) GIS

  (3) Product Sales and Services

- **Established Software Development and Project Execution Capabilities**



Revenues ($ in millions)
90
80
70
60
50
40
30
20
10
0
$5.0
$13.3
$37.5
$85.0
2005
2006 NON-GAAP
2007 NON-GAAP
2008 Projected



Net Income ($ in millions)
30.0
20.0
10.0
0.0
$1.8
$5.7
$14.0
$27.0
2005
2006 NON-GAAP
2007*
2008 Projected**

*Note: excluding around $0.7 million of non-cash stock compensation expense

** Source: Management estimate based on pro-forma calculation. Excludes non-cash compensation expense and amortization of intangible assets associated to the recent acquisition of ISDT, BOCOM Technology and the planned closing of Geo.

Investment Highlights

- Strong government investment in Public Security IT market in China; IDC* estimates 20%+ CAGR** in next 5 years
- High barriers of entry
- Strong brand recognition with high profile clients
- Excellent execution track record
- Rapidly growing revenues and strong profitability
- Market leader with growing portfolio of fully integrated solutions
- Proven management team



*International Data Corporation (IDC) provides market intelligence, advisory services and events for the information technology, telecommunications and consumer technology markets.
**Compound Annual Growth Rate (CAGR) data provided here is obtained from the IDC's report "China IT security market analysis and forecasting 2007-2011."

Focus on High Growth Markets

- **Public Security Information Technology**
  - First Responder Coordination Platform
  - Intelligent Border Control
  - Intelligent Security Surveillance System
  - Residence Card Information System
- **Geographic Information System (GIS)**
  - Police-use GIS
  - Civil-use GIS
- **Product Sales and Services**
  - ISDT Certification Authority (CA) Application
  - BOCOM Multimedia Display and Control


公安



First Responder Coordination Platform

Fully Automated Coordination of Police and Fire Forces



Market CAGR – 30%*

Main Features:

- Integrates fire, traffic, hospital and general police into one platform
- One call-in number – like US integrated "911" system
- GPS based management of police assets
- Unified notification and response

Benefits:

- Rapid dispatch and video monitoring of each incident
- Crime analytics and visualization

*CAGR data provided on slides 7 through 10 are obtained from the China's 11th 5-Year Plan and management's estimates.

Intelligent Border Control System

Automated Border Crossings at China's Busiest Ports


中国边检
CHINA IMMIGRATION

Market CAGR – 30%*

Main Features:

- Identity verification via fingerprint and facial recognition
- Automated recognition of ID card or travel documents
- Scans license plate automatically
- Fully automated system enables high throughput
- Flagged travelers detained for questioning

Benefits:

- Increased processing efficiency
- Decreased stowaways

Residence Card Information System

Next Generation Residence Cards to Manage Urbanization


XX市居住证
XX RESIDENCE CARD



Market CAGR – 20%*

Main Features:

- Single card solution with all vital citizen data on one chip
- Integrated with Police-use GIS platform
- Streamline management of social welfare, family planning, education, and housing rental
- Compatible with e-currency TransCard

Benefits:

- Improved visibility and control of internal immigration

Geographic Information System (GIS)

Integrated Surveillance, Location and Control of Urban Areas


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HOLD
06-04-22
16:56:18



- **Police-use GIS – Market CAGR 23%*:**
  - Comprehensive GIS platform
  - Dispatching and control
  - Pinpoint citizen reported incidents
  - Integrated with video surveillance
- **Civil-use GIS – Market CAGR 50%*:**
  - Logistics, communication, environment, transportation, telecom, mapping, resources, etc.
  - Recurring revenues from data services

Product Sales and Services

- Certification Authority (CA) Application – ISDT
  - Exclusive Certification Authority provider in Shenzhen; issues digital certificates
  - Enables turnkey solutions and upgrade opportunity for existing customers
- Multimedia Display and Control – Bocom



GeoStar® 5.1



Multimedia Control Center in the Custom at Baiyun Airport

Business Model

Public Security Information Technology

- Projects with follow-on phases and add-on contract opportunities
- Yearly maintenance service at 5% - 10% of original contract*

The Geographic Information System (GIS)

- Projects with follow-on phases and add-on contract opportunities
- Yearly Maintenance service at 5% - 10% of original contract*
- Recurring revenue model -- monthly user-based fee model
  - Currently 5,000 users, increasing to 10,000* users in Shenzhen City ($8.80/M)

Product Sales & Services

- Projects with follow-on phases and add-on contract opportunities

* Managements estimates.

Revenue Breakdown Forecast

2008 Revenue Breakdown Forecast


33%
46%
21%

■	Public Security Information Technology	46%
■	GIS	21%
■	Product Sales and Services	33%

High Growth Markets

Public Security Information Technology

- According to a recent IDC report, the IT related Public Security market in China will grow at a 20%+ rate over the next 5 years



CHINA IT SECURITY MARKET SIZE
(Unit: US$M)
1800
1500
1200
900
600
300
0
2006
2007
2008
2009
2010
2011

* Source: IDC's report "China IT security market analysis and forecasting 2007-2011"

Geographic Information System (GIS)

- Police-Use GIS: Management Estimates Current Market Opportunity of $326 M and 23% growth rate in next five years

- Civil-use GIS: Management Estimates Current Market Opportunity of $1.5 B and a 50% growth rate in next five years

Attractive Market Opportunity

- Advocated by PRC government to build "safe and stable cities"
- Increased requirement to improve efficiency and productiveness of Government
- Driven by the increase of living standard and urbanization
- Public security information technology is aligned with "Police Force Technology Reinforcement" initiatives of PRC government

Public Security IT Products	Market opportunities*	Growth rate*
First Responder Coordination Platform	660 municipalities in China	30%
Intelligent Border Control System	Total of 288 Borders in China	30%
Intelligent Security Surveillance	Valued at $18.5 Billion by 2010	33%
Residence Card Management System	Total of 287 prefecture cities	20%

*Source: China's 11th 5-Year Plan; China's Statistics Bureau.

Strong Brand Recognition

- **First Responder Coordination Platform**
  - Shenzhen Citywide Ambulance Command System
  - Shenzhen City Fire / Police / Traffic Department First Responder Coordination Platform
  - Shantou City Police Bureau First Responder Coordination Platform
  - Dongfang City First Responder Coordination Platform
  - Guangzhou City District of Luogang First Responder Coordination Platform
  - Macao City 999 Emergency Response System
- **Intelligent Border Control System**
  - Shenzhen Bay Port Automated Check System (Visitor Vehicle, Anti-stowaway)
  - Futian Border Control Closed-Circuit Television Monitoring and Information Management System
  - Sha-Tou-Kok Border Control System
  - Shenzhen City Huangang Port Border Control System
  - Shenzhen City Da Chang Wang (Back-office management)
- **Residence Card Information System**
  - Shenzhen City Residence Card Information Management System (Phase I)
- **Police Geographic Information System (PGIS)**
  - Guangdong Province Police Geographic Information System
  - Shenzhen Police Geographic Information System (PGIS Phase I & II)
  - Zhuhai City Police Geographic Information System
  - Chongqing Police Geographic Information System

Sustainable Competitive Advantages

CPST enjoys first mover advantage in industry with high entry barriers and where customers face high switching costs

- **High barriers to entry**
  - iASPEC holds Computer System Integration Level I (the highest level in China) license from Ministry of Information of China and Information System Security Service qualification from Guangdong Province
  - Proven track record as well as certification of proven ability to deliver solutions & services


深圳市重点软件企业
认定证书
经审定，深圳市永泰软件工程有限公司
为深圳市二〇〇六年度重点软件企业，
特发此证。
有效期：壹年
二〇〇七年三月二十八日

- **High cost of switching**
  - Customers have incentive to purchase follow-on phases from same vendor to expedite implementation and save cost


计算机信息系统集成
资质证书
经审查，核定深圳市永泰软件工程有限公司的
计算机信息系统集成资质为壹级，特发此证书。
证书编号：
发证机关：

- **Scalability of platform**
  - CPST has digitized detailed proprietary GIS data of Shenzhen and Guangdong that can be leveraged for Civil-use applications in logistics, insurance, and location based services across industries

Software Development Capabilities

- Exclusive licenses to numerous registered and copyrighted software solutions
- Strategic partnerships with IBM, Microsoft, ESRI, Oracle and Sun
- Advanced software integration and update capabilities with increased emphasis on R&D
- iASPEC* has certifications from:
  - Computer System Integration Level One Qualification from Ministry of Information of China
  - State Secret-related Computer Information System Integration Certification
  - Guangdong Province Computer Information System Security Service Qualification

* iASPEC is the Company's variable interest entity and its financial data and information are consolidated into the Company's accounts. To learn more about the VIE treatment, please refer to the Company's SEC filings.

Growth Strategy

- ***Expand geographic footprint*** to cover all major China markets
- ***Strengthen R&D*** capability to enhance and expand core products and further penetrate customer base
- Continue to ***dominate rapidly growing public security technology*** market and ***expand beyond Guangdong***
- Pursue ***strategic acquisitions*** to support strong internal growth
- ***Leverage PGIS strength and recent acquisitions*** to target planned expansion ***into Civil-use GIS***

GIS – Wuda Geoinformatics Co., Ltd


测 绘 资 质 证 书
Certificate of Surveying and Mapping Qualification

Company Profile

- Level A Certificate of Surveying & Mapping, the highest qualification for providing the widest range of GIS services in China
- Established customer base enables immediate access to large, fast growing enterprise class market
- Backed by Wuhan University, top university in Asia for GIS studies



Business Scope

- Development and sales of GIS software
- Contract services for surveying and mapping projects
- Production of space measurement data
- Technical consulting
- Supervision of services for GIS projects


二维矢量
三维模型
影像数据
元数据
多媒体数据
.Portal
Any Device Access

Note: Acquisition of Wuda Geo is to be closed on or before April 5, 2008.

Growth Strategy – Expansion Map


Heilongjiang
Jilin
Shenyang
Liaoning
Xingjiang
Neimenggu
Beijing
Hebei
Ningxia
Shanxi
Shandong
Qinghai
Gansu
Xi'an
Henan
Shannxi
Jiangsu
Xizang
Sichuan
Hubei
Anhui
Shanghai
Chengdou
Wuhan
Zhejiang
Jiangxi
Changsha
Hunan
Fujian
Guizhou
Yunnan
Guangdong
Xiamen
Guangxi
Guangzhou
Nanning
Shenzhen

Beijing Office

Shenyang Office
(To be established)

Shanghai Office
(To be established)

Wuhan Office
(To be established)

Shenzhen HQ
Guangzhou Office
Nanning Office
Xiamen Office

Chengdu Office
(To be established)

Xi'an Office
(To be established)

New Corporate Name

CIST

中 | 信 | 安

中國信息安全技術有限公司

China Information Security Technology, Inc.

Management

Jiang Huai Lin (President & CEO)

- Founder and General Manager of Fujian Wild Wolf Electronics Co. Ltd.
- Well-rounded experience in business development and strategic planning

Zhi Xiong Huang (COO)

- Over 15 years in diversified software system development
- CTO of Singapore Solution 3, CKT Thomas, Shenzhen RunShen Information System Co.

Zhao Yang Chen (CFO)

- Over 15 years in financial management and investment
- CFO and Director of Guizhou Fubao Co., Ltd.

Yi Gang Shen (CTO)

- Over 10 years in software system development & management
- Senior Project Manager certificate awarded by the Ministry of Information Industry of P.R.C.

Summary Income Statement

Summary Income Statement*	Year Ended December 31		
($ in thousands)	2007	2006	2005
Revenues	$ 37,514	$ 13,312	$ 5,023
Gross Profit	18,242	8,624	2,730
Gross Margin	49%	65%	54%
Operating Income*	13,923	6,697	2,071
Operating Margin	37%	50%	41%
Net Income*	14,009	5,675	1,812

* Please refer to the Company's SEC fillings for a reconciliation of GAAP and Pro-Forma measures. Excludes non-cash compensation expense of $677,891 for 2007.

Summary Balance Sheet

($ in thousands)	December 31	
	2007	2006
Cash and Cash Equivalents	19,755	172
Total Current Assets	53,989	2,159
Total Assets	88,854	2,209
Total Current Liabilities	4,787	564
Total Liabilities	4,787	564
Minority Interest (iASPEC)	10,061	---
Total Stockholder's Equity	74,006	1,645
Total Liabilities & Stockholder's Equity	88,854	2,209

* Source: Company SEC filings.

Financial Visibility

As of December 31, 2007*	
Backlog of uncompleted contracts	$ 10.5 M
Backlog of contracts newly signed, but not yet implemented	$ 8.6 M
Total Backlog of contracts	**$ 19.1 M**

* Source: Company SEC filings.

Rapidly Growing Revenues


Revenues ($ in millions)
CAGR = 157.13%
90
80
70
60
50
40
30
20
10
0
$5.0
$13.3
$37.5
$85.0
2005
2006*
2007*
2008
Projected**

* Non-GAAP revenues for 2007 are shown, which includes revenues from iASPEC.

** Source: Management estimate based on pro-forma calculation.

Sustainable Profitability



Net Income ($ in millions)
30.0
20.0
10.0
0.0
CAGR = 146.62%
$1.8
$5.7
$14.0
$27.0
2005
2006*
2007**
2008 Projected***

* Non-GAAP net income for 2006 are shown, which includes net income from iASPEC.

** Excludes non-cash compensation expense of $677,891 for 2007.

*** Source: Management estimate based on pro-forma calculation. Excludes non-cash compensation expense and amortization of intangible assets associated to the recent acquisition of ISDT, BOCOM Technology and the planned closing of Geo.

Rapidly Growing Earnings Per Share


Diluted EPS ($)
0.60
0.50
0.40
0.30
0.20
0.10
0.00
0.21
0.35
0.56
2006
2007*
2008E**
2006 2007* 2008E**

* Excludes non-cash compensation expense of $0.02 per share for 2007.
** Source: Management estimate based on pro-forma calculation. Excludes non-cash compensation expense and amortization of intangible assets associated to the recent acquisition of ISDT, BOCOM Technology and the planned closing of Geo.

Investment Highlights Summary

- Industry Leader with Differentiated Products
- Sustainable Competitive Advantages with High Barriers to Entry
- Attractive Industry with Strong Government Support
- Profitable and Rapidly Growing Business
- Company to Use Best Effort to Upgrade to NASDAQ by 6/30/2008





Contact Information



Company Contact:

Mr. Michael Lin
Vice President, Investor Relations
China Public Security Technology, Inc.
Tel: +1-949-743-0868
Email: mlin@chinacpby.com

CCG Elite Investor Relations:

Mr. Crocker Coulson, President
1325 Avenue of the Americas, Suite 2800
New York, NY 10019
Phone: (646) 213-1915
E-mail：crocker.coulson@ccgir.com
Web Site: www.ccgelite.com

Reference Slides

China Information Security Technology, Inc.

Previous Names		New Names
China Public Security Technology, Inc.	→	China Information Security Technology, Inc.
Public Security Technology (PRC) Co., Ltd	→	Information Security Technology (China) Co., Ltd
Shenzhen iASPEC Software Engineering Co., Ltd	→	iASPEC Software Co., Ltd

- **Name change intended to achieve greater brand recognition as national competitor**
  - Reflects ***national scope of operations*** in China vs. roots as regional player in Guangdong
  - Planned ***expansion into Civil-use*** GIS market

Company Structure


CPBY.OB
China Public Security Technology, Inc.
(Florida, U.S.A.)
China Public Security Holdings Limited
(British Virgin Island)
Public Security Technology (China) Company Limited
(Hong Kong)
Fortune Fame International Investment Limited
(Hong Kong)
Information Security Technology (China) Company, Ltd.
(Mainland China)
Bocom Multimedia Display Company, Ltd.
(Hong Kong)
Information Security Development Technology (Shenzhen) Company Ltd.
(Mainland China)
iASPEC Software Company, Ltd.
(Management Services Agreement)
57%
Wuda Geoinformatics Co., Ltd.
(Mainland China)
Shenzhen Bocom Multimedia Display Technology Co., Ltd.
(Mainland China)

Management Services Agreement

- **PST (PRC) operates through an exclusive Management Services Agreement with Shenzhen iASPEC Software Engineering Company Limited (iASPEC):**

  - iASPEC net income/losses flow through to PST – iASPEC considered as CPST's variable interest entity, all financials consolidated beginning Q3 2007
  - iASPEC holds secrecy licenses, and sub-contracts non-sensitive work to PST
  - CPST appoints board and senior management of iASPEC
  - All material actions of iASPEC is subject to CPST board approval
  - Exclusive option to acquire equity of iASPEC if PRC regulations permit foreign ownership of PRC companies with security licenses

Thank You

CORPORATE PRESENTATION
April 2008